UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): February 11, 2019

Luby's, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-8308	74-1335253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600 Houston, Texas 77040
(Address of principal executive offices, including zip code)

(713) 329-6800
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2019, Luby’s, Inc. (the “Company”) entered into an amendment (the “Amendment”) with American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to the Rights Agreement, dated as of February 15, 2018, between the Company and the Rights Agent to extend the Final Expiration Time of the Rights Agreement to February 15, 2020.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the Amendment, copies of which are filed herewith as Exhibit 4.1 and 4.2 respectively, and each of which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
4.1
Rights Agreement, dated as of February 15, 2018, between Luby’s, Inc. and American Stock Transfer & Trust Company, LLC, including all exhibits thereto (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A filed with the Securities and Exchange Commission on February 16, 2018).

4.2	First Amendment to Rights Agreement, dated as of February 11, 2019, between Luby’s, Inc. and American Stock Transfer & Trust Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY'S, INC.
(Registrant)

Date:	February 12, 2019	By:	/s/Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer